EXHIBIT 1.1

UNDERWRITING AGREEMENT

(Debt Securities)

[                         , 20    ]

Westar Energy, Inc.

818 South Kansas Avenue

Topeka, Kansas 66612

Dear Sirs:

We (the “Managers”) are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the “Underwriters”), and we understand that Westar Energy, Inc., a Kansas corporation (the “Company”), proposes to issue and sell $[            ] aggregate principal amount of [            ]% Notes Due [            ] (the “Offered Securities”). The Offered Securities are to be issued pursuant to the provisions of the [specify the indenture].

Subject to the terms and conditions and in reliance upon the representations and warranties, terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell and each of the Underwriters agrees to purchase from the Company, severally and not jointly, the aggregate principal amount of the Offered Securities set forth below opposite their names at a purchase price of [            ], plus accrued interest, if any, from [            ] to the date of payment and delivery (the “Purchase Price”).

Underwriter	Number of Offered Securities To Be Purchased
[Insert syndicate list]

Total

For purposes of the Underwriting Agreement, Applicable Time means [            ] (New York time) on the date hereof.

The Underwriters will pay for the Offered Securities upon delivery thereof at the offices of [            ],
[            ] at 10:00 a.m. (New York time) on [            ], or at such other time, not later than 1:00 p.m. (New York time) on [            ] as shall be designated in writing by the Underwriters and the Company. The time and date of such payment and delivery are hereinafter referred to as the “Closing Date.”

The Offered Securities shall have the terms set forth in the Prospectus dated [            ], 2016 and the Prospectus Supplement dated [                    ], including the following:

Terms of Offered Securities

Maturity Date:

Interest Rate:

Redemption Provisions:

Interest Payment Dates: [                    ], commencing [                    ] (Interest accrues from [                    ])

Form and Denomination:

Ranking:

Conversion Provisions:

Other Terms:

Capitalized terms used above and not defined herein shall have the meanings set forth in the Prospectus and Prospectus Supplement referred to above.

All communications hereunder shall be in writing and effective only upon receipt and (a) if to the Underwriters, shall be delivered, mailed or sent via facsimile in care of [            ], facsimile number [            ], Attention: [            ], or (b) if to the Company, shall be delivered, mailed or sent via facsimile to 818 South Kansas Avenue, Topeka, Kansas 66612, facsimile number [            ], Attention: [            ].

The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Offered Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person and will not claim that the Underwriters are acting in such capacity in connection with the offering of the Offered Securities contemplated hereby. Additionally, none of the Underwriters is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction with respect to the offering of Offered Securities contemplated hereby. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

Except as set forth herein, all provisions contained in the document entitled Westar Energy, Inc. Underwriting Agreement Standard Provisions (Debt Securities, First Mortgage Bonds, Warrants, Purchase Contracts and Units) dated [            ], (the “Standard Provisions”), a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to a type of security that is not an Offered Security shall not be deemed to be a part of this Agreement and (iii) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

Very truly yours,

[Names of Lead Managers]

On behalf of themselves and the other
Underwriters named herein

By	[ ]

By:
Name:
Title:

Accepted:

WESTAR ENERGY, INC.

By:
Name:
Title:

SCHEDULE I

TIME OF SALE PROSPECTUS

1. Base Prospectus dated [            ] relating to the Offered Securities and included in the Registration Statement (File No. [            ])

2. The preliminary prospectus supplement dated [            ] relating to the Offered Securities.

3. Final term sheet containing the final terms of the Offered Securities as set forth in Schedule II hereto and filed with the Commission under Rule 433

SCHEDULE II

FINAL PRICING TERMS

UNDERWRITING AGREEMENT

(First Mortgage Bonds)

[                    , 20    ]

Westar Energy, Inc.

818 South Kansas Avenue

Topeka, Kansas 66612

Dear Sirs:

We (the “Managers”) are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the “Underwriters”), and we understand that Westar Energy, Inc., a Kansas corporation (the “Company”), proposes to issue and sell $[            ] aggregate principal amount of its First Mortgage Bonds, [            ]% Series Due [            ] (the “Offered Securities”). The Offered Securities are to be to be issued under and secured by the Mortgage and Deed of Trust, dated July 1, 1939, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to Harris Trust and Savings Bank, as trustee (the “Trustee”), as amended and supplemented by [            ] indentures supplemental thereto (such Mortgage and Deed of Trust, as heretofore amended and supplemented, the “Mortgage”) and as to be amended and supplemented by a [            ] supplemental indenture thereto, to be dated as of [                     , 20    ] (the “[            ] Supplemental Indenture”) (the Mortgage, as amended and supplemented, the “Amended Mortgage”).

Subject to the terms and conditions and in reliance upon the representations and warranties, terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell and each of the Underwriters agrees to purchase from the Company, severally and not jointly, the aggregate principal amount of the Offered Securities set forth below opposite their names at a purchase price of [            ], plus accrued interest, if any, from [            ] to the date of payment and delivery (the “Purchase Price”).

Underwriter	Number of Offered Securities To Be Purchased
[Insert syndicate list]

Total

For purposes of the Underwriting Agreement, Applicable Time means [            ] (New York time) on the date hereof.

The Underwriters will pay for the Offered Securities upon delivery thereof at the offices of [            ], [            ] at 10:00 a.m. (New York time) on [            ], or at such other time, not later than 1:00 p.m. (New York time) on [            ] as shall be designated in writing by the Underwriters and the Company. The time and date of such payment and delivery are hereinafter referred to as the “Closing Date.”

The Offered Securities shall have the terms set forth in the Prospectus dated [            ], 2016 and the Prospectus Supplement dated [                    ], including the following:

Terms of Offered Securities

Maturity Date:

Interest Rate:

Redemption Provisions:

Interest Payment Dates: [                    ], commencing [                    ] (Interest accrues from [                    ])

Form and Denomination:

Ranking:

Other Terms:

Capitalized terms used above and not defined herein shall have the meanings set forth in the Prospectus and Prospectus Supplement referred to above.

All communications hereunder shall be in writing and effective only upon receipt and (a) if to the Underwriters, shall be delivered, mailed or sent via facsimile in care of [            ], facsimile number [            ], Attention: [            ], or (b) if to the Company, shall be delivered, mailed or sent via facsimile to 818 South Kansas Avenue, Topeka, Kansas 66612, facsimile number [            ], Attention: [            ].

The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Offered Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person and will not claim that the Underwriters are acting in such capacity in connection with the offering of the Offered Securities contemplated hereby. Additionally, none of the Underwriters is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction with respect to the offering of Offered Securities contemplated hereby. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

Except as set forth herein, all provisions contained in the document entitled Westar Energy, Inc. Underwriting Agreement Standard Provisions (Debt Securities, First Mortgage Bonds, Warrants, Purchase Contracts and Units) dated [            ], (the “Standard Provisions”), a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to a type of security that is not an Offered Security shall not be deemed to be a part of this Agreement and (iii) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

Very truly yours,

[Names of Lead Managers]

On behalf of themselves and the other Underwriters named herein

By	[ ]

By:
Name:
Title:

Accepted:

WESTAR ENERGY, INC.

By:
Name:
Title:

SCHEDULE I

TIME OF SALE PROSPECTUS

1. Base Prospectus dated [            ] relating to the Offered Securities and included in the Registration Statement (File No. [            ])

2. The preliminary prospectus supplement dated [            ] relating to the Offered Securities.

3. Final term sheet containing the final terms of the Offered Securities as set forth in Schedule II hereto and filed with the Commission under Rule 433

SCHEDULE II

FINAL PRICING TERMS

UNDERWRITING AGREEMENT

(Warrants)

[                    , 20    ]

Westar Energy, Inc.

818 South Kansas Avenue

Topeka, Kansas 66612

Dear Sirs:

We (the “Managers”) are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the “Underwriters”), and we understand that Westar Energy, Inc., a Kansas corporation (the “Company”), proposes to issue and sell [number and title of warrants] Warrants (the “Offered Securities”). The Offered Securities are to be issued pursuant to the provisions of a Warrant Agreement (the “Warrant Agreement”) dated as of [            ] between the Company and [name of Warrant Agent], as Warrant Agent.

Subject to the terms and conditions and in reliance upon the representations and warranties, terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell and each of the Underwriters agrees to purchase from the Company, severally and not jointly, the aggregate number of Offered Securities set forth below opposite their names at a purchase price of $[            ] per Offered Security, (the “Purchase Price”).

Underwriter	Number of Offered Securities To Be Purchased
[Insert syndicate list]

Total

For purposes of the Underwriting Agreement, Applicable Time means [            ] (New York time) on the date hereof.

The Underwriters will pay for the Offered Securities upon delivery thereof at the offices of [            ],
[            ] at 10:00 a.m. (New York time) on [            ], or at such other time, not later than 1:00 p.m. (New York time) on [            ], as shall be designated in writing by the Underwriters and the Company. The time and date of such payment and delivery are hereinafter referred to as the “Closing Date.”

The Offered Securities shall have the terms set forth in the Prospectus dated [            ], 2016, and the Prospectus Supplement dated [            ], including the following:

Terms of Offered Securities

Designation of the Series of Warrants: [Call] [Put] Warrants

Warrant Property:

Aggregate Number of Warrants:

Price to Public:

Warrant Exercise Price:

Dates upon which Warrants may be exercised:

Expiration Date:

Form:

Currency in which exercise payments shall be made:

Minimum number of Warrants exercisable by any holder on any day:

Maximum number of Warrants exercisable on any day:

Formula for determining Cash Settlement Value:

Exchange Rate (or method of calculation):

Exchange on which Warrants are to be listed:

Other Terms:

Capitalized terms used above and not defined herein shall have the meanings set forth in the Prospectus and Prospectus Supplement referred to above.

All communications hereunder shall be in writing and effective only upon receipt and (a) if to the Underwriters, shall be delivered, mailed or sent via facsimile in care of [            ], facsimile number [            ], Attention: [            ], or (b) if to the Company, shall be delivered, mailed or sent via facsimile to 818 South Kansas Avenue, Topeka, Kansas 66612, facsimile number [            ], Attention: [            ].

The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Offered Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person and will not claim that the Underwriters are acting in such capacity in connection with the offering of the Offered Securities contemplated hereby. Additionally, none of the Underwriters is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction with respect to the offering of Offered Securities contemplated hereby. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

Except as set forth herein, all provisions contained in the document entitled Westar Energy, Inc. Underwriting Agreement Standard Provisions (Debt Securities, First Mortgage Bonds, Warrants, Purchase Contracts and Units) dated [            ], (the “Standard Provisions”), a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to a type of security that is not an Offered Security shall not be deemed to be a part of this Agreement and (iii) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

Very truly yours,

[Names of Lead Managers]

On behalf of themselves and the other
Underwriters named herein

By	[ ]

By:
Name:
Title:

Accepted:

WESTAR ENERGY, INC.

By:
Name:
Title:

SCHEDULE I

TIME OF SALE PROSPECTUS

1. Base Prospectus dated [            ] relating to the Offered Securities and included in the Registration Statement (File No. [            ])

2. The preliminary prospectus supplement dated [            ] relating to the Offered Securities.

3. Final term sheet containing the final terms of the Offered Securities as set forth in Schedule II hereto and filed with the Commission under Rule 433

SCHEDULE II

FINAL PRICING TERMS

UNDERWRITING AGREEMENT

(Purchase Contracts)

[                    , 20    ]

Westar Energy, Inc.

818 South Kansas Avenue

Topeka, Kansas 66612

Dear Sirs:

We (the “Managers”) are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the “Underwriters”), and we understand that Westar Energy, Inc., a Kansas corporation (the “Company”), proposes to issue and sell [number and title of purchase contracts] Purchase Contracts (the “Offered Securities”). The Offered Securities are to be issued pursuant to the provisions of a Purchase Contract Agreement (the “Purchase Contract Agreement”) dated as of [            ] between the Company and [name of Purchase Contract Agent], as Purchase Contract Agent.

Subject to the terms and conditions and in reliance upon the representations and warranties, terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell and each of the Underwriters agrees to purchase from the Company, severally and not jointly, the aggregate number of Offered Securities set forth below opposite their names at a purchase price of per Offered Security, (the “Purchase Price”).

Underwriter	Number of Offered Securities To Be Purchased
[Insert syndicate list]

Total

For purposes of the Underwriting Agreement, Applicable Time means [            ] (New York time) on the date hereof.

The Underwriters will pay for the Offered Securities upon delivery thereof at the offices of [            ], [            ] at 10:00 a.m. (New York time) on [            ], or at such other time, not later than
1:00 p.m. (New York time) on [            ], as shall be designated in writing by the Underwriters and the Company. The time and date of such payment and delivery are hereinafter referred to as the “Closing Date.”

The Offered Securities shall have the terms set forth in the Prospectus dated [            ], 2016 and the Prospectus Supplement dated [            ], including the following:

Terms of Offered Securities

Designation of the Series of Purchase Contracts: [Purchase][Sale]

Purchase Contracts

Purchase Contract Property:

Aggregate Number of Purchase Contracts:

Price to Public:

Settlement Date:

[Purchase/Sale] Price of Purchase Contract Property

Form:

Other Terms:

Capitalized terms used above and not defined herein shall have the meanings set forth in the Prospectus and Prospectus Supplement referred to above.

All communications hereunder shall be in writing and effective only upon receipt and (a) if to the Underwriters, shall be delivered, mailed or sent via facsimile in care of [            ], facsimile number [            ], Attention: [            ], or (b) if to the Company, shall be delivered, mailed or sent via facsimile to 818 South Kansas Avenue, Topeka, Kansas 66612, facsimile number [            ], Attention: [            ].

The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Offered Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person and will not claim that the Underwriters are acting in such capacity in connection with the offering of the Offered Securities contemplated hereby. Additionally, none of the Underwriters is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction with respect to the offering of Offered Securities contemplated hereby. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

Except as set forth herein, all provisions contained in the document entitled Westar Energy, Inc. Underwriting Agreement Standard Provisions (Debt Securities, First Mortgage Bonds, Warrants, Purchase Contracts and Units) dated [            ] (the “Standard Provisions”), a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to a type of security that is not an Offered Security shall not be deemed to be a part of this Agreement and (iii) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

Very truly yours,

[Names of Lead Managers]

On behalf of themselves and the other
Underwriters named herein

By	[ ]

By:
Name:
Title:

Accepted:

WESTAR ENERGY, INC.

By:
Name:
Title:

SCHEDULE I

TIME OF SALE PROSPECTUS

1. Base Prospectus dated [            ] relating to the Offered Securities and included in the Registration Statement (File No. [            ]).

2. The preliminary prospectus supplement dated [            ] relating to the Offered Securities.

3. Final term sheet containing the final terms of the Offered Securities as set forth in Schedule II hereto and filed with the Commission under Rule 433.

SCHEDULE II

FINAL PRICING TERMS

UNDERWRITING AGREEMENT

(Units)

[            , 20    ]

Westar Energy, Inc.

818 South Kansas Avenue

Topeka, Kansas 66612

Dear Sirs:

We (the “Managers”) are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the “Underwriters”), and we understand that Westar Energy, Inc., a Kansas corporation (the “Company”), proposes to issue and sell [number and title of units] Units (the “Offered Securities”) consisting of [$         aggregate principal amount of     % Notes Due         ] [number and title of Warrants] [number and title of Purchase Contracts]. The Offered Securities are to be issued pursuant to the provisions of a Unit Agreement (the “Unit Agreement”) dated as of [            ] among the Company, [            ], as Agent, and the holders from time to time of the Units. [The Debt Securities included in the Offered Securities will be issued pursuant to the [specify the indenture].] [The Warrants included in the Offered Securities will be issued pursuant to the [specify the warrant agreement.]] [The Purchase Contracts included in the Offered Securities will be issued pursuant to the Unit Agreement.]

Subject to the terms and conditions and in reliance upon the representations and warranties, terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell and each of the Underwriters agrees to purchase from the Company, severally and not jointly, the aggregate number of Offered Securities set forth below opposite their names at a purchase price of $[            ], plus accrued interest, if any, from [            ] to the date of payment and delivery (the “Purchase Price”).

Underwriter	Number of Offered Securities To Be Purchased
[Insert syndicate list]

Total

For purposes of the Underwriting Agreement, Applicable Time means [            ] (New York time) on the date hereof.

The Underwriters will pay for the Offered Securities upon delivery thereof at the offices of [            ], [            ] at 10:00 a.m. (New York time) on , , or at such other time, not later than 1:00 p.m. (New York time) on , , as shall be designated in writing by the Underwriters and the Company. The time and date of such payment and delivery are hereinafter referred to as the “Closing Date.”

The Offered Securities shall have the terms set forth in the Prospectus dated [            ], 2016, and the Prospectus Supplement dated [            ], including the following:

Terms of Debt Securities

Maturity Date:

Interest Rate:

Redemption Provisions:

Interest Payment Dates: [            ], commencing [            ] (Interest accrues from [            ])

Form and Denomination:

Ranking:

Conversion Provisions:

Other Terms:

Terms of Warrants

Designation of the Series of Warrants: [Call] [Put] Warrants

Warrant Property:

Aggregate Number of Warrants:

Warrant Exercise Price:

Dates upon which Warrants may be exercised:

Expiration Date:

Currency in which exercise payments shall be made:

[Maximum number of Warrants exercisable on any day:]

Formula for determining Cash Settlement Value:

Exchange Rate (or method of calculation):

Other Terms:

Terms of Purchase Contracts

Designation of the Series of Purchase Contracts: [Purchase][Sale]

Purchase Contracts

Purchase Contract Property:

Aggregate Number of Purchase Contracts:

Price to Public:

Settlement Date:

[Purchase/Sale] Price of Purchase Contract Property

Form:

Other Terms:

Capitalized terms used above and not defined herein shall have the meanings set forth in the Prospectus and Prospectus Supplement referred to above.

All communications hereunder shall be in writing and effective only upon receipt and (a) if to the Underwriters, shall be delivered, mailed or sent via facsimile in care of [            ], facsimile number [            ], Attention: [            ], or (b) if to the Company, shall be delivered, mailed or sent via facsimile to 818 South Kansas Avenue, Topeka, Kansas 66612, facsimile number [            ], Attention: [            ].

The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Offered Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person and will not claim that the Underwriters are acting in such capacity in connection with the offering of the Offered Securities contemplated hereby. Additionally, none of the Underwriters is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction with respect to the offering of Offered Securities contemplated hereby. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

Except as set forth herein, all provisions contained in the document entitled Westar Energy, Inc. Underwriting Agreement Standard Provisions (Debt Securities, First Mortgage Bonds, Warrants, Purchase Contracts and Units) dated [            ], (the “Standard Provisions”), a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to a type of security that is not an Offered Security shall not be deemed to be a part of this Agreement and (iii) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

Very truly yours,

[Names of Lead Managers]

On behalf of themselves and the other
Underwriters named herein

By	[ ]

By:	[ ]
Name:
Title:

Accepted:

WESTAR ENERGY, INC.

By:
Name:
Title:

SCHEDULE I

TIME OF SALE PROSPECTUS

1. Base Prospectus dated [            ] relating to the Offered Securities and included in the Registration Statement (File No. [            ])

2. The preliminary prospectus supplement dated [            ] relating to the Offered Securities.

3. Final term sheet containing the final terms of the Offered Securities as set forth in Schedule II hereto and filed with the Commission under Rule 433

SCHEDULE II

FINAL PRICING TERMS

WESTAR ENERGY, INC.

UNDERWRITING AGREEMENT

STANDARD PROVISIONS

(DEBT SECURITIES, FIRST MORTGAGE BONDS, WARRANTS, PURCHASE CONTRACTS AND UNITS)

[            ,     ]

From time to time, Westar Energy, Inc., a Kansas corporation (the “Company”), may enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an “Underwriting Agreement”). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein referred to as this Agreement. Terms defined in the Underwriting Agreement are used herein as therein defined.

The Company proposes to issue from time to time (a) its senior debt securities (“Senior Debt Securities”), (b) its subordinated debt securities (“Subordinated Debt Securities” and with the Senior Debt Securities, the “Debt Securities”), (c) its First Mortgage Bonds (“First Mortgage Bonds”), (d) warrants (“Warrants”) and (e) purchase contracts (“Purchase Contracts”) requiring the holders thereof to purchase or sell (i) securities of an entity unaffiliated with the Company, a basket of such securities, an index or indices of such securities or any combination of the above, (ii) currencies or composite currencies or (iii) commodities. Debt Securities, Purchase Contracts and Warrants or any combination thereof may be offered in the form of Units (“Units”). As used herein, the term “Debt Securities” includes Purchase Contracts.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement including a prospectus relating to the Debt Securities, First Mortgage Bonds, Warrants, Purchase Contracts and Units (collectively, the “Securities”) and has filed with, or transmitted for filing to, or shall promptly after the date of the Underwriting Agreement file with or transmit for filing to, the Commission a prospectus supplement (the “Prospectus Supplement”) pursuant to Rule 424 under the Securities Act of 1933, as amended (the “Securities Act”), specifically relating to the Securities offered pursuant to this Agreement (the “Offered Securities”). The term “Registration Statement” means the registration statement as amended to the date of the Underwriting Agreement including any additional registration statement filed by the Company pursuant to Rule 462(b). The term “Base Prospectus” means the prospectus included in the Registration Statement. The term “Prospectus” means the Base Prospectus together with the Prospectus Supplement. The term “preliminary prospectus” means a preliminary prospectus supplement specifically relating to the Offered Securities, together with the Base Prospectus. The term “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act. The term “issuer free writing prospectus” has the meaning set forth in Rule 433 under the Securities Act. The term “Time of Sale Prospectus” means the Base Prospectus and preliminary prospectus, if any, together with any additional documents or other information identified in Schedule I to the Underwriting Agreement. As used herein, the terms “Base Prospectus,” “Prospectus”, “preliminary prospectus” and “Time of Sale Prospectus” shall include in each case the documents, if any, incorporated by reference therein. As used herein, the term “Applicable Time” means the time and date set forth in the Underwriting Agreement or such other time as agreed in writing by the Company and the Managers. The terms “supplement,” “amendment” and “amend” as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Base Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

1. Representations and Warranties. The Company represents and warrants to each of the Underwriters as of the date of the Underwriting Agreement that:

(i) The Registration Statement is an “automatic shelf registration statement” as defined in Rule 405 under the Securities Act and has become effective; the Company has not received any notice from the Commission objecting to the use of the automatic shelf registration form; no stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose are pending before or threatened by the Commission; the Company is a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act and otherwise meets the requirements for the use of the Registration Statement form.

(ii) Each document filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.

(iii) Each of the Registration Statement, the Time of Sale Prospectus and the Prospectus comply in all material respects with the Securities Act and the rules and regulations of the Commission. (A) Each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Time of Sale Prospectus as of the Applicable Time did not contain or as amended or supplemented, if applicable, as of the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (C) the Prospectus as of its date does not contain, or as amended or supplemented, if applicable, as of the Closing Date will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section I (iii) do not apply to (A) that part of the Registration Statement which shall constitute the Statement of Eligibility of the Trustee on Form T-1 (the “Form T-1”) or (B) statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus or any amendment or supplement thereto based upon information furnished to the Company in writing by any Underwriter through the Managers expressly for use therein.

(iv) The Company has been duly incorporated, and is validly existing, as a corporation in good standing under the laws of the State of Kansas.

(v) The Offered Securities have been duly authorized by the Company and, when executed and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, reorganization, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability, and will be entitled to the benefits of the [Senior Debt Indenture, the Subordinated Debt Indenture, the Amended Mortgage (as defined herein)].

(vi) The Company has an authorized and outstanding capitalization as set forth in the Time of Sale Prospectus and the Prospectus.

(vii) The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. The Company has not made, used, prepared, authorized, approved or referred to any offer relating to the Offered Securities that would constitute a free writing prospectus other than (a) any written communications furnished in advance to the Managers, to which the Managers shall have the right to reasonably object in writing; (b) an electronic road show, if any, furnished to the Managers before first use; or (c) free writing prospectuses identified on Schedule I to the Underwriting Agreement relating to the Offered Securities, including any term sheet as may be set forth in Schedule II to the Underwriting Agreement relating to the Offered Securities. Any such free writing prospectus as of its issue date complied in all material respects with the requirements of the Securities Act and the rules and regulations thereunder and was filed with the Commission in accordance with the Securities Act (to the extent required pursuant to Rule 433(d) thereunder).

(viii) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Senior Debt Indenture, the Subordinated Debt Indenture, the Amended Mortgage (as defined herein), the Offered Securities, any Warrants, any Purchase Contracts and any Units will not contravene any provision of applicable law or the articles of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its consolidated subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its consolidated subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Senior Debt Indenture, the Subordinated Debt Indenture, the Amended Mortgage, the Offered Securities, except such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Offered Securities.

(ix) Neither the Company nor any of its subsidiaries is (a) in violation of its articles of incorporation or by-laws (or similar organizational documents), (b) in default in the performance or observance of any obligation, covenant or condition contained in any contract or (c) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the case of clause (b) or (c), to the extent such violation or default would not have a material adverse effect.

(x) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus (exclusive of any amendments or supplements thereto effected subsequent to the date of this Agreement).

(xi) There are no legal or governmental proceedings pending or threatened to which the Company or any of its consolidated subsidiaries is a party or to which any of the properties of the Company or any of its consolidated subsidiaries is subject that are required to be described in the Registration Statement, the Time of Sale Prospectus or Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus or Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

(xii) Each of the Company and its consolidated subsidiaries has all necessary consents, authorizations, approvals, orders, certificates, licenses and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Time of Sale Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

(xiii) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xiv) The Company and its subsidiaries maintain “disclosure controls and procedures” (as such term is defined in
Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are effective.

(xv) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Securities Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(xvi) Except as set forth in or contemplated in the Time of Sale Prospectus and the Prospectus (exclusive of any amendment or supplement thereto), the Company and the Principal Subsidiary (as defined herein) have not received written notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such liability would not, individually or in the aggregate, have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

(xvii) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with the applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(xviii) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

2. Public Offering. The Company is advised by the Managers that the Underwriters propose to make a public offering of their respective portions of the Offered Securities as soon after this Agreement has been entered into as in the Managers’ judgment is advisable. The terms of the public offering of the Offered Securities are set forth in the Time of Sale Prospectus and the Prospectus.

3. Purchase and Delivery. Except as otherwise provided in this Section 3 or in the Underwriting Agreement, payment for the Offered Securities shall be made to the Company in Federal or other funds immediately available in New York City at the time and place set forth in the Underwriting Agreement, upon delivery to the Managers for the respective accounts of the several Underwriters of the Offered Securities registered in such names and in such denominations as the Managers shall request in writing not less than one full business day prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Offered Securities to the Underwriters duly paid.

4. Conditions to Closing. Unless waived by the Managers, the several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date of the Underwriting Agreement and the Closing Date (as if made on the Closing Date) and the performance by the Company of all the obligations to be performed by it under this Agreement on or prior to the Closing Date and the satisfaction of the following conditions:

(a) Subsequent to the Applicable Time and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the securities of the Company by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act.

(b) No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission, and there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business, properties or operations of the Company and its consolidated subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus, that, in the judgment of the Managers, is material and adverse and that makes it, in the judgment of the Managers, impracticable or inadvisable to market or deliver the Offered Securities on the terms and in the manner contemplated in the Time of Sale Prospectus; and the Managers shall have received, on the Closing Date, a certificate, dated the Closing Date and signed by either the chief executive officer or chief financial officer of the Company, to the foregoing effect. Such certificate will also provide that the representations and warranties of the Company contained herein are true and correct as of the Closing Date and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date. The officer making such certificate may rely upon the best of his knowledge as to proceedings threatened.

(c) The Managers shall have received on the Closing Date an opinion of Larry D. Irick, Vice President, General Counsel and Corporate Secretary of the Company (or another lawyer of the Company reasonably satisfactory to the Underwriters), dated the Closing Date, addressed to the Managers to the effect (as applicable) that:

(i) each of the Company and Kansas Gas and Electric Company (the “Principal Subsidiary”) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Kansas and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification (except where the failure to so qualify would not have a material adverse effect upon the business or financial condition of the Company and its subsidiaries, as a whole);

(ii) all of the issued shares of capital stock of the Principal Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors’ qualifying shares and except as otherwise set forth in the Time of Sale Prospectus and the Prospectus) are owned directly and indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that he believes that both the Managers and he are justified in relying upon such opinions and certificates);

(iii) the Company has an authorized capitalization as set forth in the Time of Sale Prospectus and the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

(iv) each of the indenture dated as of August 1, 1998 (the “Senior Indenture”) between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee (the “Senior Debt Trustee”), the indenture to be dated as of a date indicated in a relevant prospectus supplement (the “Subordinated Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Subordinated Debt Trustee”), the Mortgage and Deed of Trust, dated July 1, 1939, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to Harris Trust and Savings Bank, as trustee (the “Mortgage Bond Trustee”), as amended and supplemented by [            ] indentures supplemental thereto (such Mortgage and Deed of Trust, as heretofore amended and supplemented, the “Mortgage”) and as to be amended and supplemented by the supplemental indenture, to be dated as of a date indicated in a relevant prospectus supplement (the “Supplemental Indenture”) (the Mortgage, as so amended and supplemented by such supplemental indentures, the “Amended Mortgage”), has been duly authorized, executed and delivered by the Company;

(v) assuming the due authorization, execution and delivery by the other parties thereto, the Amended Mortgage constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability;

(vi) the Amended Mortgage has been duly recorded and filed in each place in which such recording or filing is required to protect and preserve the lien of the Amended Mortgage, and all taxes and recording or filing fees required to be paid in connection with the execution, recording or filing of the Amended Mortgage have been duly paid;

(vii) the Company has good and sufficient title to, or a satisfactory easement in, all the real property, and has good and sufficient title to all the personal property described in the Amended Mortgage as owned by it and subject to the lien of the Amended Mortgage, except any which may have been released from the lien thereof pursuant to the provisions thereof, subject only to (a) minor leases and liens of judgments not prior to the lien of the Amended Mortgage, which, in such counsel’s opinion, do not interfere with the Company’s business, (b) minor defects, irregularities and deficiencies in titles of properties and rights-of-way which, in such counsel’s opinion, do not materially impair the use of such property and rights of- way for the purposes for which they are held by the Company, and (c) other permitted liens as defined in the Amended

Mortgage; subject to the qualifications set forth in this Section 4(c)(vii), the Amended Mortgage constitutes a valid, direct first mortgage lien upon said properties and upon all franchises owned by the Company, which properties and franchises include all the physical properties and franchises of the Company (other than classes of property expressly excepted in the Amended Mortgage); all physical properties and franchises (other than classes of property expressly excepted in the Amended Mortgage as aforesaid) thereafter acquired by the Company will, upon such acquisition, become subject to the lien thereof, subject, however, to liens permitted thereby and to any liens existing or placed upon such properties at the time of the acquisition thereof by the Company and except as described in the Time of Sale Prospectus and the Prospectus; and the descriptions of all such properties and assets contained in the granting clauses of the Amended Mortgage are correct and adequate for the purposes of the Amended Mortgage;

(viii) the Warrant Agreement, if any, has been duly authorized, executed and delivered by the Company;

(ix) the Unit Agreement, if any, has been duly authorized, executed and delivered by the Company;

(x) the Offered Securities have been duly authorized, executed, and delivered by the Company;

(xi) when the Offered Securities have been duly executed and authenticated in accordance with the provisions of the relevant Senior Indenture, Subordinated Indenture or Amended Mortgage, the Offered Securities will be valid and binding obligations of the Company, enforceable against them in accordance with their terms, subject to applicable bankruptcy, reorganization, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability, and will be entitled to the benefits of the relevant Senior Indenture, Subordinated Indenture or Amended Mortgage and to the lien of the Amended Mortgage;

(xii) this Agreement has been duly authorized, executed and delivered by the Company;

(xiii) except as rights to indemnity and contribution under this Agreement may be limited under applicable law, the execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement, the Senior Indenture, the Subordinated Indenture, the Amended Mortgage, the Offered Securities, the Warrant Agreement and the Unit Agreement will not contravene any provision of the laws of the State of Kansas or any federal law of the United States of America (including laws relating specifically to electric utility companies and the electric utility industry) that in such counsel’s experience is normally applicable to general business corporations in relation to transactions of the topic contemplated by this Agreement, or, to the best knowledge of such counsel, of any other state or jurisdiction of the United States, or the articles of incorporation or by-laws (or similar organizational document) of the Company or, to the best knowledge of such counsel, any material agreement or other material instrument binding upon the Company, the Senior Indenture, the Subordinated Indenture, the Amended Mortgage, the Offered Securities, the Warrant Agreement and the Unit Agreement, provided that such counsel need not express an opinion as to federal or state securities or Blue Sky laws, and no consent, approval or authorization of any governmental body or agency under the laws of the State of Kansas or any federal law of the United States of America (except with respect to consents, approvals and authorizations relating specifically to the public utility companies or the utilities industry, as to which such counsel is not called upon to express any opinion) that in such counsel’s experience is normally applicable to general business corporations in relation to transactions of the topic contemplated by this Agreement, or, to the best knowledge of such counsel, of any other state or jurisdiction of the United States of America or of any foreign jurisdiction is required for the performance by the Company of its obligations under this Agreement, the Senior Indenture, the Subordinated Indenture, the Amended Mortgage, the Offered Securities, the Warrant Agreement, and the Unit Agreement provided that such counsel need not express an opinion as to federal or state securities or Blue Sky laws;

(xiv) each of the Company and the Principal Subsidiary possesses valid franchises, certificates of convenience and authority, licenses and permits authorizing it to carry on the electric utility business in which it is engaged, except in the cases that the failure to possess such franchises, certificates, licenses or permits, individually or in the aggregate, would not be reasonably expected to have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole, and neither the Company nor the Principal Subsidiary has received any notice of proceedings relating to the revocation or modification of any such franchise, certificate of convenience and authority, license or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect, except as set forth in or contemplated in the Time of Sale Prospectus and the Prospectus;

(xv) the statements (A) in Item 3 of the Company’s most recent Annual Report on Form 10-K incorporated by reference in the Time of Sale Prospectus and the Prospectus, (B) in Part II, Item 1 under the caption “Legal Proceedings” of the Company’s most recent Quarterly Report on Form 10-Q incorporated by reference in the Time of Sale Prospectus and (C) in the Registration Statement in Item 15, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

(xvi) such counsel does not know of any legal or governmental proceeding pending or threatened (including, without limitation, proceeding pending before the State Corporation Commission of the State of Kansas (“KCC”) or Federal Energy Regulatory Commission (“FERC”)) to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject which is required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and is not so described, or of any contract, other document, public utility law or regulation which is required to be described in the Registration Statement, the Time of Sale Prospectus or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required;

(xvii) the securities into which the Offered Securities are convertible, initially reserved for issuance upon conversion of the Offered Company Securities (the “Underlying Securities”), have been duly authorized and reserved for issuance;

(xviii) when the Underlying Securities are issued upon conversion of the Offered Company Securities in accordance with the terms of the Offered Company Securities, such Underlying Securities will be validly issued, fully paid and non-assessable and will not be subject to any preemptive or other right to subscribe for or purchase such Underlying Securities;

(xix) the Company has complied with K.S.A. § 66-125 with respect to the issuance of the Offered Securities. No additional consent, approval, authorization, filing with or order of (a) FERC under the Federal Power Act, (b) the KCC or (c) to the knowledge of the Company, any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Securities Act and the Trust Indenture Act of 1939 (the “Trust Indenture Act”) and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Time of Sale Prospectus; and

(xx) The statements in the prospectus supplement contained in the Time of Sale Prospectus and the Prospectus under “Description of First Mortgage Bonds,” “Description of Senior Notes” or “Description of Subordinated Indebtedness” and in the Base Prospectus under the caption “Description of Debt Securities” as they relate to the Amended Mortgage, the Senior Debt Indenture, the Subordinated Debt Indenture and the Offered Securities, insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly present the information called for with respect to such legal matters and documents.

Such counsel shall also state that nothing has come to his attention that causes him to believe (1) that the Registration Statement or any amendments thereto, on the date on which it became effective or the date of filing of the most recent subsequent Annual Report on Form 10-K, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (2) that the Time of Sale Prospectus (except for the financial statements and other financial or statistical data derived therefrom that are included or incorporated by reference therein or omitted therefrom, as to which such counsel is not called upon to express any belief), at the Applicable Time or as amended or supplemented, if applicable, as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (3) that the Prospectus (except for the financial statements and other financial or statistical data derived therefrom that are included or incorporated by reference therein or omitted therefrom, as to which such counsel is not called upon to express any belief), at its date or as amended or supplemented, if applicable, at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make statements therein, in the light of the circumstances under which they were made, not misleading; or (4) that the documents incorporated by reference in the Prospectus (except for the financial statements and other financial or statistical data derived therefrom that are included or incorporated by reference therein or omitted therefrom, as to which such counsel is not called upon to express any belief), as of the dates they were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

With respect to the preceding paragraph, such counsel may state that he has not been called upon to pass upon, and that he expresses no view regarding, the financial statements or financial schedules or statistical data derived therefrom or other accounting or financial data included in the Registration Statement, the Time of Sale Prospectus or the Prospectus, or the Statement of Eligibility of the Trustee on Form T-1, and that his opinion and belief is based upon his participation in the preparation of the Registration Statement, Time of Sale Prospectus, Prospectus (as amended or supplemented) and the documents incorporated therein by reference and review and discussion of the contents thereof, but is without independent check or verification except as specified.

In expressing his opinion as to questions of the law of jurisdictions other than the State of Kansas and the United States, such counsel may rely to the extent reasonable on such counsel as may be reasonably acceptable to counsel to the Underwriters. In addition, such counsel may reasonably rely as to questions of fact on certificates of responsible officers of the Company.

(d) The Managers shall have received on the Closing Date an opinion of Baker Botts L.L.P., special counsel for the Company, dated the Closing Date, to the effect that:

(i) The Company is not, and after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Time of Sale Prospectus and the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

(ii) assuming the due authorization, execution and delivery by all parties thereto, the Senior Indenture or Subordinated Indenture, as applicable, is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability;

(iii) assuming the due authorization, execution and delivery by all parties thereto, the Warrant Agreement, if any, is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability;

(iv) assuming the due authorization, execution and delivery by all parties thereto, the Unit Agreement, if any, is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability;

(v) except as rights to indemnity and contribution under this Agreement may be limited under applicable law, the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Senior Indenture, the Subordinated Indenture, the Amended Mortgage, the Offered Securities, the Warrant Agreement and the Unit Agreement will not contravene any provision of the laws of the State of New York or any federal law of the United States of America (except with respect to laws relating specifically to public utility companies or the utilities industry, as to which such counsel is not called upon to express any opinion) that in such counsel’s experience is normally applicable to general business corporations in relation to transactions of the type contemplated by this Agreement, the Senior Indenture, the Subordinated Indenture, the Amended Mortgage, the Offered Securities, the Warrant Agreement and the Unit Agreement, provided that such counsel need not express an opinion as to federal or state securities or Blue Sky laws,

(vi) no consent, approval, authorization, or order of, or qualification with, any governmental body or agency under the laws of the State of New York or any federal law of the United States of America (except with respect to consents, approvals and authorizations relating specifically to public utility companies or the utilities industry, as to which such counsel is not called upon to express any opinion) that in such counsel’s experience is normally applicable to general business corporations in relation to transactions of the type contemplated by this Agreement, the Senior Indenture, the Subordinated Indenture, the Amended Mortgage, the Offered Securities, the Warrant Agreement and the Unit Agreement is required for the execution, delivery and performance by the Company of its obligations under this Agreement, the Senior Indenture, the Subordinated Indenture, the Amended Mortgage, the Offered Securities, the Warrant Agreement and the Unit Agreement, except such as may be required under federal or state securities or Blue Sky laws as to which such counsel need not express any opinion; and

Such counsel shall state that it has considered the statements included in the Time of Sale Prospectus and the Prospectus under the caption “Underwriting” and in the Base Prospectus under the caption “Plan of Distribution” insofar as they summarize provisions of this Agreement, the Senior Indenture, the Subordinated Indenture and the Offered Securities. In such counsel’s opinion, such statements fairly summarize these provisions in all material respects. The statements included in the Prospectus under the caption “Certain U.S. Federal Income Tax Considerations,” insofar as they purport to describe provisions of U.S. federal income tax laws or legal conclusions with respect thereto, fairly and accurately summarize the matters referred to therein in all material respects.

In addition, such counsel shall confirm that it has examined evidence that the Senior Indenture, Subordinated Indenture and Amended Mortgage (as applicable) have been qualified under the Trust Indenture Act. Such counsel shall also state that it has reviewed the Registration Statement, the Time of Sale Prospectus and the Prospectus and has participated in conferences with officers and other representatives of the Company, with representatives of the Company’s independent registered public accounting firm and with your representatives and your counsel, at which the contents of the Registration Statement, the Time of Sale Prospectus, the Prospectus and related matters were discussed. The purpose of such counsel’s professional engagement was not to establish or confirm factual matters set forth in the Registration Statement, the Time of Sale Prospectus or the Prospectus, and such counsel has not undertaken to verify independently any of the factual matters in such documents. Moreover, many of the determinations required to be made in the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus involve matters of a non-legal nature. Accordingly, such counsel is not required to pass upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or included in the Registration Statement, the Time of Sale Prospectus and the Prospectus (except to the extent stated in the immediately preceding paragraph above). Subject to the foregoing and on the basis of the information such counsel gained in the course of performing the services referred to above, such counsel shall advise you that: (a) the Registration Statement, as of the latest Effective Time, the Time of Sale Prospectus, as of the Applicable Time, and the Prospectus, as of its date and the date hereof, appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder; and (b) nothing came to such counsel’s attention that caused it to believe that: (1) the Registration Statement, as of the latest Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) the Time of Sale Prospectus, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (3) the Prospectus, as of its date or as of the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that in each case such counsel has not been asked to, and does not, express any belief with respect to (a) the financial statements and schedules or other financial, accounting or statistical information contained or included or incorporated by reference therein or omitted therefrom, (b) representations and warranties and other statements of fact contained in the exhibits to the Registration Statement or to documents incorporated by reference therein or (c) that part of the Registration Statement that constitutes the Form T-1.

(e) The Managers shall have received on the Closing Date an opinion of Hunton & Williams LLP, counsel for the Underwriters, dated the Closing Date, covering the matters requested by and in form and substance reasonably satisfactory to the Managers.

(f) The Managers shall have received at the Applicable Time a letter dated such date and on the Closing Date a letter dated such date, in each case in form and substance satisfactory to the Managers, from Deloitte & Touche LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information reviewed by them contained in or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus and each other firm of independent accountants, if any, who audited or reviewed financial statements contained in or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to such financial statements and financial information.

(g) The Managers shall have received on the date hereof or on the Closing Date, as applicable, such additional documents as the Managers shall have reasonably requested to confirm compliance with the conditions to Closing listed herein.

5. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

(a) To furnish to the Managers, without charge, a copy of the Registration Statement and two signed copies of any post-effective amendment thereto specifically relating to the Offered Securities (including exhibits thereto and documents incorporated therein by reference) and, during the period mentioned in paragraph (f) below, as many copies of the Time of Sale Prospectus, the Prospectus, any documents incorporated therein by reference and any supplements and amendments thereto as the Managers may reasonably request.

(b) Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish the Managers with a copy of each such proposed amendment or supplement, and not to make such amendment or supplement that the Managers shall have reasonably objected to in writing.

(c) Before filing, using or referring to any free writing prospectus relating to the Offered Securities, to furnish the Managers a copy of each such free writing prospectus, and not to file, use or refer to any such free writing prospectus that the Managers shall have reasonably objected to in writing.

(d) Not to take any action that would result in an Underwriter being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(e) If the Time of Sale Prospectus is being used to solicit offers to buy the Offered Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances existing at the time, not misleading, or if any event shall occur as a result of which any free writing prospectus included as part of the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, the Company shall forthwith (1) promptly notify the Managers of such event in writing and (2) prepare and furnish, at its expense, to the Underwriters and to the dealers (whose names and addresses the Managers will furnish to the Company), either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances existing at the time, be misleading or so that any free writing prospectus which is included as part of the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement.

(f) If, during such period after the first date of the public offering of the Offered Securities during which in the opinion of counsel to the Managers the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time, not misleading, the Company shall (1) notify the Managers of such event and (2) forthwith prepare and furnish, at its expense, to the Underwriters and to the dealers (whose names and addresses the Managers will furnish to the Company) to which Offered Securities may have been sold by the Managers on behalf of the Underwriters and to any other dealers on request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing at the time, be misleading.

(g) To endeavor to qualify the Offered Securities for offer and sale under the securities or Blue Sky laws of such U.S. jurisdictions as the Managers shall reasonably request.

(h) To make generally available to the Company’s security holders as soon as practicable an earnings statement covering the twelve month period beginning on the first day of the first fiscal quarter commencing after the date hereof, which shall satisfy the provisions of Section 11 (a) of the Securities Act and the rules and regulations of the Commission thereunder (which may be accomplished by making generally available the Company’s financial statements in the manner provided for by Rule 158 of the Securities Act).

(i) The Company will not, without the prior consent of the Managers, offer to sell, sell, contract to sell, pledge, or otherwise dispose of any debt securities, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise)), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, any debt securities issued or guaranteed by the Company (other than the Securities) or publicly announce an intention to effect any such transaction, between the date of the Underwriting Agreement and the Closing Date.

6. Covenants of the Underwriters. In further consideration of the agreements of the Company herein contained, each Underwriter severally covenants as follows:

(a) Subject to Section 6(b), not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

(b) Not to use, refer to or distribute any free writing prospectus except:

(i) a free writing prospectus that (a) is not an issuer free writing prospectus and (b) contains only information describing the preliminary terms of the Offered Securities or the offering thereof, which information is limited to the categories of terms referenced on Schedule II to the Underwriting Agreement or otherwise permitted under Rule 134 of the Securities Act;

(ii) a free writing prospectus as shall be agreed in writing with the Company that is not distributed, used or referred to by such Underwriter in a manner reasonably designed to lead to its broad unrestricted dissemination (unless the Company consents in writing to such dissemination); or

(iii) a free writing prospectus identified in Schedule I to the Underwriting Agreement as forming part of the Time of Sale Prospectus (including any customary distribution through the Bloomberg system consisting of the information contained in such free writing prospectus).

7. Indemnification and Contribution. The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities arising out of, based upon or caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus (as amended or supplemented), any issuer free writing prospectus or the Prospectus (as amended or supplemented), arising out of, based upon or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities arise out of, are based upon or are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished to the Company in writing by such Underwriter through the Managers expressly for use therein.

Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, its directors and officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Managers expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, the Prospectus or any amendment or supplement thereto.

In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (hereinafter called the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (hereinafter called the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and, upon advice of counsel the indemnified party concludes that counsel chosen by the indemnifying party to represent the indemnified party would be inappropriate due to actual or potential differing interests between the indemnifying party and indemnified party or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and disbursements of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and disbursements shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of the Underwriters, such firm shall be designated in writing by the Managers. In the case of any such separate firm for the Company and such directors, officers and controlling persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify, to the extent provided in the two immediately preceding paragraphs, the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

If the indemnification provided for in the first or second paragraph of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities for which indemnification is provided herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the aggregate offering price of Offered Securities bears to the total underwriting discounts and commissions received by the Underwriters in respect thereof, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the

Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph and the preceding paragraph. Notwithstanding the provisions of this Section 7, the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by them and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreement contained in this Section 7 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriters, any of their respective officers, directors, employees, agents or any person controlling the Underwriters or by or on behalf of the Company, their respective officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Offered Securities.

8. Termination. This Agreement shall be subject to termination in the absolute discretion of the Managers by notice given by the Managers to the Company, if (a) after the Applicable Time and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, the New York Stock Exchange, the American Stock Exchange, or the Financial Industry Regulatory Authority, Inc., (ii) trading of any securities of the Company shall have been suspended on the New York Stock Exchange, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or any change in financial markets or any calamity or crisis that, in the judgment of the Managers, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in the judgment of the Managers, impracticable or inadvisable to market or deliver the Offered Securities on the terms and in the manner contemplated in the Time of Sale Prospectus and the Prospectus (exclusive of any amendment or supplement thereto) and this Agreement.

The Company will pay and bear all costs and expenses incident to the performance of its obligations under this Agreement, including (a) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the preliminary prospectuses, the Time of Sale Prospectus, any free writing prospectus and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereto to the Underwriters, (b) the preparation, printing and distribution of this Agreement, the Senior Indenture, the Subordinated Indenture, the Warrant Agreement, the Unit Agreement, and the Blue Sky Memorandum, (c) the delivery of the Offered Securities to the Underwriters, (d) the reasonable fees and disbursements of the Company’s counsel and accountants, (e) the qualification of the Offered Securities under the applicable state securities or Blue Sky laws in accordance with Section 5, including filing fees and reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with any Blue Sky survey and any legal investment survey, (f) all fees payable to the Financial Industry Regulatory Authority, Inc. in connection with the review, if any, of the offering of the Securities, (g) any fees charged by rating agencies for rating the Offered Securities and (h) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee, in connection with the Senior Indenture, the Subordinated Indenture and the Offered Securities. Except as specifically provided elsewhere herein, the Underwriters will pay all of their own costs and expenses, including without limitation the fees and expenses of their counsel and the expenses of selling presentations.

If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters for all out of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by the Underwriters in connection with this Agreement or the offering contemplated hereunder. This provision shall survive the termination or cancellation of this Agreement.

9. Defaulting Underwriters. If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase Offered Securities that it has or they have agreed to purchase on such date and such failure to purchase shall constitute a default in the performance of its obligations hereunder, and the aggregate amount of Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Offered Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the amount of Offered Securities set forth opposite their respective names bears to the aggregate amount of Offered Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Managers may specify, to purchase the Offered Securities which such defaulting Underwriter or

Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the amount of Offered Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such amount of Offered Securities without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Offered Securities and the aggregate amount of Offered Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of Offered Securities to be purchased on such date, and arrangements satisfactory to the Managers and the Company for the purchase of such Offered Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Managers or the Company shall have the right to postpone the Closing Date but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

10. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

11. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

12. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

14. Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives its rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement or the transactions contemplated hereunder.